WELLS FARGO VARIABLE TRUST

International Equity Fund

Supplement dated May 17, 2001 to the

Prospectuses dated May 1, 2001

Effective May 11, 2001, Cynthia A. Tusan, CFA, is solely responsible as the portfolio manager for the day-to-day management of the International Equity Fund. Ms. Tusan joined Wells Capital Management Incorporated ("WCM") in 1996 from Wells Fargo Bank, N.A. where she managed individual and institutional investment management and trust accounts since 1989. She earned a BA in economics from Bryn Mawr College and an MBA from the Anderson School of Management at the University of California. Also effective May 11, 2001, Katherine Schapiro and Stacey Ho no longer serve as portfolio managers of the International Equity Fund.